UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 23 2003


                           Commission File No. 1-8726




                                    RPC, INC.
             (exact name of registrant as specified in its charter)

       Delaware                                               58-1550825
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                           Identification Number)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                                 (404) 321-2140
               Registrant's telephone number, including area code

Item 5.  Other Events

On April 23, 2003, registrant issued a press release entitled "RPC, Inc. reports 2003 First Quarter Results," that announced the results of the first quarter of 2003 for RPC, Inc.


Item 7.  Financial Statements and Exhibits

    (c) Exhibits.

        Exhibit 20 - Press release dated April 23, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RPC, Inc.

Date: April 23, 2003                     /s/ BEN M. PALMER
                                         -------------------
                                         Ben M. Palmer
                                         Vice President,
                                         Chief Financial Officer and Treasurer